Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL
TO TENDER ORDINARY SHARES
PURSUANT TO THE OFFER TO PURCHASE FOR CASH
DATED AUGUST 19, 2026
BY
MAGNA HOLDINGS LTD.
OF
UP TO 20,000,000 ORDINARY SHARES
OF YATRA ONLINE, INC.
AT A PURCHASE PRICE OF $1.10 PER SHARE

THE TENDER OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT (ONE MINUTE AFTER 11:59 P.M.), NEW YORK CITY TIME, ON SEPTEMBER 17, 2026, UNLESS THE TENDER OFFER IS EXTENDED.

The Depositary for the Tender Offer is:

Equiniti Trust Company, LLC

By Express Mail, Courier, or other Expedited Service: Equiniti Trust Company, LLC 1110 Centre Pointe Curve Suite # 101 Mendota Heights, MN 55120 Attn: Onbase – Reorganization Department	By Mail: Equiniti Trust Company, LLC Operations Center Attn: Onbase – Reorganization Department 1110 Centre Pointe Curve Suite # 101 Mendota Heights, MN 55120

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT THE ABOVE ADDRESS BEFORE THE TENDER OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANOTHER ADDRESS WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY, THE INFORMATION AGENT OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT

BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if Blank, Exactly as Name(s) Appear(s) on Certificate(s))	Ordinary Shares Tendered (Attach Additional Signed List if Necessary)
	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered*	Date of Purchase of Shares

Total Shares Tendered:

*       Unless otherwise indicated, it will be assumed that all shares described above are being tendered (See Instruction 4).

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This Letter of Transmittal is to be completed by shareholders either if certificates for shares are to be forwarded herewith or, unless an “agent’s message” (as defined in Instruction 2) is utilized, if delivery of shares is to be made pursuant to the procedure for book-entry transfer set forth in Section 3 of the Offer to Purchase.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TOLL-FREE NUMBER INDICATED ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):
Name of Tendering Institution:
Account Number:
Transaction Code Number:

 PLEASE PROVIDE THE DECLARATIONS AS MENTIONED IN INSTRUCTION 10 OF THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL.

PLEASE NOTE THAT A FAILURE TO PROVIDE THE DECLARATIONS OR PROVIDING INCOMPLETE INFORMATION SHALL RESULT IN WITHHOLDING OF TAX AT THE MAXIMUM RATE CONSIDERED APPLICABLE UNDER INDIAN TAX LAWS.

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Ladies and Gentlemen:

The undersigned hereby tenders to Magna Holdings Ltd., a private company limited by shares formed on August 23, 2024 (“Magna”), the above described shares of Yatra Online, Inc., a Cayman Islands exempted company (the “Company”) at a purchase price of $1.10 per ordinary share, net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in Magna’s Offer to Purchase, dated August 19, 2026, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended and supplemented from time to time, together constitute the tender offer.

Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms of and subject to the conditions of the tender offer (including, if the tender offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Magna all right, title and interest in and to all shares tendered hereby and orders the registration of all such shares if tendered by book-entry transfer that are purchased pursuant to the tender offer to or upon the order of Magna and hereby irrevocably constitutes and appoints the Depositary (as defined in the Offer to Purchase) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares (with the full knowledge that the Depositary also acts as the agent of Magna), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(a)	deliver certificates representing such shares, or transfer ownership of such shares on the account books maintained by the Book-Entry Transfer Facility (as defined in the Offer to Purchase), together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Magna, upon receipt by the Depositary, as the undersigned’s agent, of the purchase price with respect to such shares;
(b)	present certificates for such shares for cancellation and transfer on the Company’s books; and
(c)	receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the tender offer.

The undersigned hereby covenants, represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered and that, when and to the extent the same are accepted for purchase by Magna, Magna will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances and other obligations relating to the sale or transfer of the shares, and the same will not be subject to any adverse claim or right; (b) the undersigned will, on request by the Depositary or Magna, execute and deliver any additional documents deemed by the Depositary or Magna to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered, all in accordance with the terms of the tender offer; and (c) the undersigned understands that tendering shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will

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constitute the undersigned’s acceptance of the terms and conditions of the tender offer, including the undersigned’s representation and warranty that:

(i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Exchange Act (as defined in the Offer to Purchase) and (ii) such tender of shares complies with Rule 14e-4 promulgated under the Exchange Act.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase and this Letter of Transmittal, this tender is irrevocable.

The valid tender of shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Magna upon the terms and subject to the conditions of the tender offer.

The undersigned understands that only shares properly tendered and not properly withdrawn will be purchased upon the terms and subject to the conditions of the tender offer, including its proration provisions, and that Magna will return all other shares, including shares not purchased because of proration, promptly following the Expiration Time.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that Magna has no obligation pursuant to the “Special Payment Instructions” to transfer any shares from the name of the registered holder(s) thereof if Magna does not accept for payment any of the shares so tendered.

Note: In lieu of issuing a certificate for any shares not tendered or accepted for payment (either to the undersigned or, as otherwise specified in “Special Delivery Instructions” or “Special Payment Instructions” in accordance with this Letter of Transmittal), Magna may, at its option, cause such shares to be issued under the direct registration system of the Company’s

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transfer agent. In such an event, a statement of holdings or other appropriate statement will be issued with respect to such shares by the Company’s transfer agent.

SIGNATURE MUST BE PROVIDED ON PAGE 8 BELOW.

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SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue: Check Certificate(s) to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number) (See IRS Form W-9 Included Herewith)

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Issue: Check Certificate(s) to:

Name:
(Please Print)

Address:

(Include Zip Code)

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SIGN HERE
(U.S. Shareholders Please Complete the Attached IRS Form W-9)
(Non-U.S. Shareholders Please Complete IRS Form W-8BEN or Other Applicable IRS
Form W-8)

(Signature(s) of Shareholder(s))

Dated:	, 2026

(Must be signed by the registered holder(s) exactly as the name(s) of such holder(s) appear(s) on share certificate(s) for the shares or on a security position listing or by person(s) authorized to become registered holder(s) thereof by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and See Instruction 5).

Name(s):
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:
(Complete Accompanying IRS Form W-9)

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED — SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

Name(s):
(Please Print)

Name of Firm:

Title:

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Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Dated:	, 2026

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INSTRUCTIONS

Forming Part of the Terms and Conditions of the Tender Offer

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal: (1) if this Letter of Transmittal is signed by the registered holder(s) of the shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility, whose name appears on a security position listing as the owner of the shares) tendered herewith and such registered holder(s) have not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” in this Letter of Transmittal, or (2) if the shares tendered herewith are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing is referred to as an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Shareholders may also need to have any certificates they deliver endorsed or accompanied by a share power, and the signatures on these documents also may need to be guaranteed. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an agent’s message (as defined below) is utilized, if delivery of shares is to be made pursuant to the procedure for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a shareholder to properly tender shares pursuant to the tender offer, (1) the share certificates (or confirmation of receipt of such shares under the procedure for book-entry transfer set forth in Section 3 of the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal, including any required signature guarantees, or an agent’s message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received prior to the Expiration Time by the Depositary at its address set forth on the back cover of this Letter of Transmittal.

The term “agent’s message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the shares that the participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Magna may enforce such agreement against such participant.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

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Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their shares.

3. Inadequate Space. If the space provided in the box entitled “Description of Shares Tendered” in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all of the shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled “Number of Shares Tendered.” In such case, if any tendered shares are purchased, new certificate(s) for the remainder of the shares that were evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Time. All shares represented by certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Share Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If the shares tendered hereby are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

If any shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificate(s) representing such shares or separate share powers are required unless payment is to be made to, or the certificates for shares not tendered or not accepted for payment are to be registered in the name of, a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) tendered hereby, the certificate(s) must be endorsed or accompanied by appropriate share powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature(s) on such certificate(s) or share powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate(s) or share power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence to the Depositary that is satisfactory to Magna of their authority so to act.

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6. Share Transfer Taxes. Except as otherwise provided in this Instruction 6, Magna will pay any share transfer taxes with respect to the transfer and sale of shares to it pursuant to the tender offer. If, however, payment of the purchase price is to be made to, or if shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered owner(s), such person(s)) or otherwise payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If a check for the purchase price of any shares accepted for payment is to be issued in the name of, and/or certificates for any shares not accepted for payment or not tendered are to be registered in the name of, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 5.

8. Irregularities. All questions as to the number of shares to be accepted, the price to be paid for shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Magna, in its sole discretion, and Magna’s determination will be final and binding on all parties, subject to a court of law having jurisdiction regarding such matters. Magna reserves the absolute right to reject any or all tenders of any shares that it determines are not in proper form or the acceptance for payment of or payment for which Magna determines may be unlawful. Magna also reserves the absolute right to waive any of the conditions of the tender offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder, whether or not Magna waives similar defects or irregularities in the case of any other shareholder, and Magna’s interpretation of the terms of the tender offer will be final and binding on all parties, subject to a court of law having jurisdiction regarding such matters. In the event a condition to the tender offer is waived with respect to any particular shareholder, the same condition will be waived with respect to all shareholders. No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering shareholder or waived by Magna. None of Magna, the Depositary, the Information Agent or any other person will be obligated to give notice of any defects or irregularities in any tender, nor will any of them incur any liability for failure to give this notice.

9. Tax Identification Number and Backup Withholding. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 24% of the gross proceeds payable to a shareholder or other payee pursuant to the tender offer must be withheld and remitted to the United States Internal Revenue Service (“IRS”) unless the shareholder or other payee provides its taxpayer identification number (“TIN”) (employer identification number or social security number) to the Depositary (as payer) and

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certifies under penalty of perjury that such number is correct. Therefore, each tendering shareholder should complete and sign the IRS Form W-9 included as part of this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. If the Depositary is not provided with the correct TIN, the tendering shareholder also may be subject to penalties imposed by the IRS. Certain “exempt recipients” (including, among others, corporations and certain Non-U.S. Shareholders (as defined in the Offer to Purchase)) are not subject to these backup withholding requirements. In order for a Non-U.S. Shareholder to qualify as an exempt recipient, such Non-U.S. Shareholder must submit an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such Non-U.S. Shareholder’s exempt status. IRS Form W-8BEN (or other applicable IRS Form W-8) can be obtained from the Depositary or on the IRS website at www.irs.gov.

Failure to complete the enclosed IRS Form W-9 or any other applicable IRS form will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion (currently 24%) of the amount of any payments made pursuant to the Offer to Purchase. The amounts withheld under the backup withholding rules are not an additional tax and may be refunded or credited against a shareholder’s United States federal income tax liability, provided that the required information is timely furnished to the IRS. We recommend that you consult your own tax advisor for further guidance regarding the completion of the enclosed IRS Form W-9 or Form W-8BEN (or other applicable IRS Form W-8) to claim exemption from backup withholding.

10. Indian Tax Withholding. Under Indian income tax law, if a tendering shareholder (whether individually or along with such shareholder’s associated enterprises) (i) holds more than 5% of the outstanding shares of the Company, (ii) has the right of management or control of the Company, or (iii) has any right that would entitle such shareholder to the right of management or control of either Asia Consolidated DMC Pte. Ltd., a Singapore based entity, or THCL Travel Holding Cyprus Limited, a Cyprus based entity, both being subsidiaries of the Company, then Magna would be required to deduct and withhold tax from the sales proceeds at the rate specified as per the table below and deposit the same with the applicable Indian income tax authority to the benefit of the tendering shareholder.

Sale Consideration	Surcharge	Effective Rate of TDS (Withholding)1 2

[1]	The effective tax rates set out above have been computed after giving effect to the applicable surcharge, based on the relevant income status of the shareholder, and Health and Education Cess at 4%, as applicable under Indian tax law.
[2]	Tax treaty benefit may be available depending upon the country of residence of the tendering shareholder and the provisions of the applicable Double Taxation Avoidance Agreement, subject to furnishing of a valid Tax Residency Certificate (“TRC”), prescribed Form 41, and such other supporting documents and declarations as may be required under Indian tax law. Each tendering shareholder is strongly advised to consult such shareholder’s own tax advisor regarding the Indian tax implications of tendering shares, including eligibility for treaty relief, furnishing of documentation for obtaining treaty benefit, and compliance with applicable reporting obligations.

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		If shares are held for 24 months or less (Base Rate 35%/30%)	If shares are held for more than 24 months (Base Rate 12.5%)
Company Shareholders
Up to INR 1 crore (10 million)	Nil	36.40%	13.00%
> INR 1 crore (10 million) up to INR 10 crore (100 million)	2%	37.13%	13.26%
Above INR 10 crore	5%	38.22%	13.65%
Other than Company Shareholders
Up to INR 50 lakh (5 million)	Nil	31.20%	13.00%
INR 50 lakh (5 million) – INR 1 crore (10 million)	10%	34.32%	14.30%
INR 1 crore (10 million) – INR 2 crore (20 million)	15%	35.88%	14.95%
INR 2 crore (20 million) – INR 5 crore (50 million)	25%	39.00%	16.25%
Above INR 5 crore (50 million)	37%	42.74%	17.81%

All tendering shareholders should provide the ‘Declaration With Regard To Withholding of Tax Under Indian Tax Laws’ enclosed with this Letter of Transmittal, failing which tax shall be withheld at the maximum rate considered applicable under Indian Tax Laws.

If withholding under Indian Tax Laws is applicable to a tendering shareholder, such tendering shareholder is advised to review the ‘Important Indian Tax Information’ included as part of this Letter of Transmittal and provide the documents set out therein, including the “Declaration of Beneficial Ownership” and the “Declaration of No Permanent Establishment, No Business Connection and No Taxable Presence in India,” failing which, tax shall be withheld at the maximum rate applicable under Indian Tax Laws.

11. Requests for Assistance or Additional Copies. Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and other related materials may be directed to the Information Agent at the telephone number and address set forth on the back cover of this Letter of Transmittal. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the tender offer.

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12. Lost, Destroyed or Stolen Certificates. If any certificate(s) for part or all of your shares has been lost, stolen, destroyed or mutilated, you should contact the Transfer Agent for Yatra Online, Inc., Continental Stock Transfer and Trust Company at (800) 509-5586 for instructions as to obtaining the necessary documents. This should occur promptly so that you can timely deliver your Letter of Transmittal and the required documents to the Depositary. This Letter of Transmittal and related documents cannot be processed until the procedure for replacing lost, stolen, destroyed or mutilated certificates have been followed.

13. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax classification of any gain or loss on the shares purchased. See Section 1 of the Offer to Purchase.

IMPORTANT. This Letter of Transmittal, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents including the India Tax Declaration Form (along with the requisite supporting documents), must be received by the Depositary prior to the Expiration Time and either certificates for tendered shares must be received by the Depositary or shares must be delivered pursuant to the procedure for book-entry transfer, in each case prior to the Expiration Time, or the tendering shareholder must comply with the procedure for guaranteed delivery. A scanned copy of the India Tax Declaration Form (along with the requisite supporting documents) must also be sent by electronic mail to magnatax@vishishta.co.in and taxdeclaration@mackenziepartners.com. The telephone number to confirm the Information Agent’s receipt of tax forms is +1 (212) 929-5500 or, toll-free in the US and Canada, +1 (800) 322-2885.

This Letter of Transmittal, certificates for shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder’s bank, broker, dealer, trust company or other nominee to the Depositary at its address set forth below.

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IMPORTANT TAX INFORMATION

If payments are to be made to anyone other than the registered holder, or if the payments are to be paid to anyone other than the person signing this letter or if shares not tendered or not accepted for payment are to be registered in the name of any person other than the registered holder, all transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. Payments may not be paid to such a holder unless the holder has provided satisfactory evidence of the payment of any such transfer taxes or an exemption from such transfer taxes.

To prevent backup withholding, each U.S. Shareholder (as defined in the Offer to Purchase) should either (x) provide such U.S. Shareholder’s correct taxpayer identification number (“TIN”) by completing the IRS Form W-9 included as part of this Letter of Transmittal, certifying that (1) such U.S. Shareholder is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (2) the TIN provided is correct (or that such U.S. Shareholder is awaiting a TIN) and (3) that the U.S. Shareholder is not subject to backup withholding because (i) the U.S. Shareholder is exempt from backup withholding, (ii) the U.S. Shareholder has not been notified by the IRS that such U.S. Shareholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the U.S. Shareholder that such U.S. Shareholder is no longer subject to backup withholding or (y) otherwise establish an exemption in a manner satisfactory to the Depositary. The United States federal income tax treatment of a partner in a partnership (or other beneficial owner of an entity treated as a partnership for United States federal income tax purposes) generally will depend on the status of the partner and the activities of such partnership. Partners and partnerships should consult their own tax advisors as to the particular United States federal income tax consequences applicable to them. If you do not provide the Depositary with the correct TIN or an adequate basis for exemption, you may be subject to a penalty imposed by the IRS, and payments may be subject to backup withholding at a rate of 24%. The amounts withheld under the backup withholding rules are not an additional tax and may be refunded or credited against a shareholder’s United States federal income tax liability, provided that the required information is timely furnished to the IRS.

To prevent backup withholding, a Non-U.S. Shareholder (as defined in the Offer to Purchase) should (i) submit a properly completed IRS Form W-8BEN (or other applicable IRS Form W-8) to the Depositary, certifying under penalties of perjury the Non-U.S. Shareholder’s foreign status or (ii) otherwise establish an exemption. IRS Form W-8 may be obtained from the Depositary or on the IRS website at www.irs.gov.

Certain holders (including, among others, corporations) are exempt recipients generally not subject to these backup withholding requirements. To avoid possible erroneous backup withholding, exempt U.S. Shareholders should complete and return the IRS Form W-9 and provide the appropriate exempt payee code(s) (if any). See the enclosed copy of the IRS Form W-9 and the accompanying instructions for additional information.

We recommend that you consult your own tax advisor for further guidance regarding the completion of the enclosed IRS Form W-9 or Form W-8BEN (or other applicable IRS Form W-8) to claim exemption from backup withholding.

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Form **W-9**
(Rev. March 2024)
Department of the Treasury
Internal Revenue Service

# Request for Taxpayer Identification Number and Certification

**Go to *www.irs.gov/FormW9* for instructions and the latest information.**

**Give form to the requester. Do not send to the IRS.**

**Before you begin.** For guidance related to the purpose of Form W-9, see *Purpose of Form*, below.

Print or type. See *Specific Instructions* on page 3.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . ____

**Note:** Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ____

3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . ☐

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ____

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) ____

*(Applies to accounts maintained outside the United States.)*

5 Address (number, street, and apt. or suite no.). See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

## Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

**Social security number**

☐☐☐ – ☐☐ – ☐☐☐☐

**or**

**Employer identification number**

☐☐ – ☐☐☐☐☐☐☐

**Note:** If the account is in more than one name, see the instructions for line 1. See also *What Name and Number To Give the Requester* for guidelines on whose number to enter.

## Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

**Certification instructions.** You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

**Sign Here** | **Signature of U.S. person** | **Date**

# General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

**Future developments.** For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

## What's New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

## Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Cat. No. 10231X

Form **W-9** (Rev. 3-2024)

Form W-9 (Rev. 3-2024) Page 2

must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid).

• Form 1099-DIV (dividends, including those from stocks or mutual funds).

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).

• Form 1099-NEC (nonemployee compensation).

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).

• Form 1099-S (proceeds from real estate transactions).

• Form 1099-K (merchant card and third-party network transactions).

• Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).

• Form 1099-C (canceled debt).

• Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

**Caution:** If you don't return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

**By signing the filled-out form**, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See *What Is FATCA Reporting*, later, for further information.

**Note:** If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

**Definition of a U.S. person.** For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

**Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding.** Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

**Foreign person.** If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

**Nonresident alien who becomes a resident alien.** Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

***Example.*** Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

## Backup Withholding

**What is backup withholding?** Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

**Payments you receive will be subject to backup withholding if:**

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under "*By signing the filled-out form*" above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier.

## What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

## Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

## Penalties

**Failure to furnish TIN.** If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

**Civil penalty for false information with respect to withholding.** If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

**Criminal penalty for falsifying information.** Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

**Misuse of TINs.** If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

# Specific Instructions

### Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

**Note for ITIN applicant:** Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• **Sole proprietor.** Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or "doing business as" (DBA) name on line 2.

• **Partnership, C corporation, S corporation, or LLC, other than a disregarded entity.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

• **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• **Disregarded entity.** In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner's name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

### Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

### Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

| IF the entity/individual on line 1 is a(n) . . . | THEN check the box for . . . |
|---|---|
| • Corporation | Corporation. |
| • Individual or<br>• Sole proprietorship | Individual/sole proprietor. |
| • LLC classified as a partnership for U.S. federal tax purposes or<br>• LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation | Limited liability company and enter the appropriate tax classification:<br>P = Partnership,<br>C = C corporation, or<br>S = S corporation. |
| • Partnership | Partnership. |
| • Trust/estate | Trust/estate. |

### Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

**Note:** A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

### Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

**Exempt payee code.**

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page 4

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

| IF the payment is for . . . | THEN the payment is exempt for . . . |
| --- | --- |
| • Interest and dividend payments | All exempt payees except for 7. |
| • Broker transactions | Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. |
| • Barter exchange transactions and patronage dividends | Exempt payees 1 through 4. |
| • Payments over $600 required to be reported and direct sales over $5,000[1] | Generally, exempt payees 1 through 5.[2] |
| • Payments made in settlement of payment card or third-party network transactions | Exempt payees 1 through 4. |

[1] See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

**Exemption from FATCA reporting code.** The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

**Note:** You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

## Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

## Line 6

Enter your city, state, and ZIP code.

# Part I. Taxpayer Identification Number (TIN)

**Enter your TIN in the appropriate box.** If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.

**Note:** See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

**How to get a TIN.** If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/EIN*. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

**Note:** Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

**Caution:** A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 3-2024) Page 5

## Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code*, earlier.

**Signature requirements.** Complete the certification as indicated in items 1 through 5 below.

**1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.** You must give your correct TIN, but you do not have to sign the certification.

**2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.** You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

**3. Real estate transactions.** You must sign the certification. You may cross out item 2 of the certification.

**4. Other payments.** You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

**5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions.** You must give your correct TIN, but you do not have to sign the certification.

## What Name and Number To Give the Requester

| For this type of account: | Give name and SSN of: |
|---|---|
| 1. Individual | The individual |
| 2. Two or more individuals (joint account) other than an account maintained by an FFI | The actual owner of the account or, if combined funds, the first individual on the account[1] |
| 3. Two or more U.S. persons (joint account maintained by an FFI) | Each holder of the account |
| 4. Custodial account of a minor (Uniform Gift to Minors Act) | The minor[2] |
| 5. a. The usual revocable savings trust (grantor is also trustee) | The grantor-trustee[1] |
| b. So-called trust account that is not a legal or valid trust under state law | The actual owner[1] |
| 6. Sole proprietorship or disregarded entity owned by an individual | The owner[3] |
| 7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))** | The grantor* |

| For this type of account: | Give name and EIN of: |
|---|---|
| 8. Disregarded entity not owned by an individual | The owner |
| 9. A valid trust, estate, or pension trust | Legal entity[4] |
| 10. Corporation or LLC electing corporate status on Form 8832 or Form 2553 | The corporation |
| 11. Association, club, religious, charitable, educational, or other tax-exempt organization | The organization |
| 12. Partnership or multi-member LLC | The partnership |
| 13. A broker or registered nominee | The broker or nominee |
| 14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments | The public entity |
| 15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))** | The trust |

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

* **Note:** The grantor must also provide a Form W-9 to the trustee of the trust.

** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

**Note:** If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

## Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft. The IRS does not initiate contacts with taxpayers via emails. Also, the IAS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@lirs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaht. You can contact the FTC at www.ftc.gov/ldthett or 877-IDTHEFT (877-438-4338). It you have been the victim of identity theft, see www.ldentityTheft.gov and Pub. 5027. Go to www.irs.gov/identityTheft to learn more about identity theft and how to reduce your risk.Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property, the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent Information.

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DECLARATION WITH REGARD TO WITHHOLDING UNDER INDIAN
TAX LAWS

THE TENDERING SHAREHOLDER INDIVIDUALLY OR TOGETHER WITH ITS ASSOCIATED ENTERPRISES* :

(I) HOLDS MORE THAN 5% OF THE OUTSTANDING SHARES OF YATRA ONLINE INC., OR

(II) HAS THE RIGHT OF MANAGEMENT OR CONTROL OF YATRA ONLINE INC., OR

(III) HAS ANY RIGHT THAT WOULD ENTITLE IT TO THE RIGHT OF MANAGEMENT OR CONTROL OF EITHER ASIA CONSOLIDATED DMC PTE. LTD., A SINGAPORE BASED ENTITY, OR THCL TRAVEL HOLDING CYPRUS LIMITED, A CYPRUS BASED ENTITY, BOTH BEING SUBSIDIARIES OF YATRA ONLINE INC.

CHECK ONE OF THE FOLLOWING BOXES AS APPLICABLE

☐	A. WE DECLARE AND CONFIRM THAT WE SATISFY ONE OR MORE OF THE THREE CONDITIONS SET OUT ABOVE
☐	B. WE DECLARE AND CONFIRM THAT WE DO NOT SATISFY ANY OF THE CONDITIONS SET OUT ABOVE.

(IMPORTANT: IF YOU HAVE CHECKED BOX ‘A’, WITHHOLDING UNDER INDIAN TAX LAWS WILL BE APPLICABLE AND YOU ARE ADVISED TO REVIEW INSTRUCTION 10 OF THE INSTRUCTIONS ACCOMPANYING THE LETTER OF TRANSMITTAL CAREFULLY AND PROVIDE THE INFORMATION AS SET OUT IN “IMPORTANT INDIAN TAX INFORMATION” ALONG WITH THE ‘DECLARATION OF BENEFICIAL OWNERSHIP’ AND THE ‘DECLARATION OF NO PERMANENT ESTABLISHMENT, NO BUSINESS CONNECTION AND NO TAXABLE PRESENCE IN INDIA’ IN THE FORM PROVIDED WITH THE LETTER OF TRANSMITTAL, FAILING WHICH TAX SHALL BE WITHHELD AT THE MAXIMUM RATE APPLICABLE UNDER INDIAN TAX LAWS.)

* For the meaning of “Associated Enterprises”, please refer to Appendix 1 of the letter of transmittal.

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IMPORTANT INDIAN TAX INFORMATION

The purchase price payable pursuant to the tender offer may be subject to deduction or withholding of taxes in accordance with the provisions of Indian tax laws. The amount of tax required to be withheld may vary depending upon, inter alia, the status of the tendering shareholder, residential status of the tendering shareholder, nature of holding, characterization of income, gains, applicable surcharge and cess, and eligibility to claim relief under an applicable tax treaty. Accordingly, each tendering shareholder may be required to furnish such information, declarations, certificates and documents as may be required under Indian tax law for determination of the appropriate withholding tax, including, where applicable:

i.	Permanent Account Number (“PAN”) allotted in India or, where PAN is not available, foreign Tax Identification Number;
ii.	details regarding the legal status or constitution of the holder;
iii.	details and declaration with respect to beneficial ownership of the shares, along with cogent evidence of the date of acquisition of such shares as per the specimen form enclosed;
iv.	documents evidencing tax residency, including a valid Tax Residency Certificate (“TRC”) issued by the competent tax authority of the country of residence;
v.	email and mobile number;
vi.	declaration of no permanent establishment, no business connection and no taxable presence in India; and
vii.	duly completed Form 41, together with such other declarations and supporting documentation as may be prescribed or reasonably required for availing benefit under the applicable Double Taxation Avoidance Agreement.

The tendering shareholder may provide a copy of any broker note, letter of allotment issued by the Company or other documentation that such shareholder possesses to confirm the date and cost of acquisition of the shares being tendered under the tender offer. In the event the tendering shareholder has acquired the shares under a gift deed or by way of inheritance, the date and cost of acquisition of shares to be provided shall be that of the previous owner.

In the absence of adequate documentation or where the information furnished is incomplete or deficient, tax shall be withheld by Magna at the maximum rate considered applicable under Indian law based on the information available to Magna. Magna will not communicate the rate of deduction of tax applicable for each tendering shareholder for their confirmation.

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Each tendering shareholder is strongly advised to consult such shareholder’s own tax advisor regarding the Indian tax implications of tendering shares, including eligibility for treaty relief, furnishing of prescribed documentation, credit the withholding tax and compliance with applicable reporting obligations.

Further information on submission of Form 41 for availing benefit under applicable Double Taxation Avoidance Agreement is available at:

https://www.incometax.gov.in/iec/foportal/newformpage/forms/form41-UM

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FORM OF DECLARATION OF BENEFICIAL OWNERSHIP

DECLARATION OF BENEFICIAL OWNERSHIP / ULTIMATE BENEFICIAL OWNER (FOR INDIAN TAX WITHHOLDING PURPOSES)

In connection with the tender offer and transfer of equity shares of Yatra Online Inc., (the “Company”) pursuant to the Offer to Purchase and for the purposes of determination of applicable tax withholding under the Indian Income-tax Act, 2025 and all other applicable laws, the undersigned hereby declares and confirms as follows:

1.	DETAILS OF REGISTERED HOLDER / TENDERING HOLDER
Information	Details

Name of Registered / Tendering Holder

Country of Incorporation / Residence

Legal Status (Company / Individual / Trust / Partnership / Fund / Other)

Permanent Account Number (if any)

Foreign Tax Identification Number

Number of Tendered Shares

Date of Acquisition

Registered Address

Email

Mobile Number

2.	BENEFICIAL OWNERSHIP DECLARATION

Please tick one:

☐ Option A – Self Beneficial Owner

The undersigned hereby declares that the undersigned is the legal owner as well as the sole beneficial owner, for tax purposes, of the shares being tendered and transferred pursuant to the

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tender offer, and is entitled to receive, enjoy and beneficially own the sale consideration in the undersigned’s own right.

OR

☐ Option B – Beneficial Owner is Different from Registered / Tendering Holder

The undersigned hereby declares that, while the undersigned is the registered legal holder (or authorized tendering holder) of the shares, the undersigned is not the beneficial owner of such shares for tax purposes. The beneficial owner’s details are set out below:

Information	Details

Name of Beneficial Owner

Country of Incorporation / Residence

Legal Status (Company / Individual / Trust / Partnership / Fund / Other)

Permanent Account Number (if any)

Foreign Tax Identification Number

Address

Email

Mobile Number

Nature of beneficial ownership / entitlement

Percentage beneficial interest

3.	TAX RESIDENCY / BENEFICIAL ENTITLEMENT CONFIRMATION

The undersigned further confirms that:

(a) the person disclosed above as the beneficial owner (whether the undersigned or another person) is the person beneficially entitled to the economic benefit, including any and all sale proceeds, arising from the transfer of the shares being sold or transferred;

(b) such person is the person claiming, if applicable, any benefit under an applicable Double Taxation Avoidance Agreement with India;

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(c) the particulars furnished herein are true, correct and complete in all respects, and no material fact relevant for the determination of beneficial ownership or tax withholding has been withheld.

4.	UNDERTAKING AND INDEMNITY

The undersigned undertakes to promptly furnish such further information, declarations and documentary evidence as may be reasonably required Magna Holdings Ltd. (“Magna”), or the Depositary (as defined in the Offer to Purchase) for tax-withholding, reporting or regulatory-compliance purposes.

The undersigned further agrees to indemnify and hold harmless Magna, the Depositary and the respective affiliates, directors, officers, agents and authorized representatives from and against any tax, interest, penalty, cost, expense or liability arising from any inaccuracy, misstatement, omission or incorrect declaration contained herein.

5.	EXECUTION

I / We declare that the information furnished above is true, complete and correct.

Name of Holder / Authorized Signatory

Capacity

Signature

Date

Place

Company Seal (if applicable)

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DECLARATION OF NO PERMANENT ESTABLISHMENT, NO BUSINESS
CONNECTION AND NO TAXABLE PRESENCE IN INDIA

(FOR INDIAN TAX WITHHOLDING PURPOSES)

In connection with the tender / transfer of ordinary shares of Yatra Online, Inc. pursuant to the tender offer made by Magna Holdings Ltd. (the “Acquirer"), and for the purposes of determination of applicable tax withholding under the Income-tax Act, 2025 and the applicable Double Taxation Avoidance Agreement, the undersigned hereby declares and confirms as under:

1.	DETAILS OF TENDERING SHAREHOLDER / BENEFICIAL OWNER
Particulars	Details

Name of Tendering Shareholder / Beneficial Owner

Country of Incorporation / Residence

Legal Status	Company / Individual / Trust / Partnership / Fund / Other

Foreign Tax Identification Number

PAN, if any

Registered Address

Email

Mobile Number

Applicable Tax Treaty, if any

2.	DECLARATION OF NO PERMANENT ESTABLISHMENT / FIXED BASE IN INDIA

The undersigned hereby declares and confirms that it does not have, and at all relevant times has not had, any Permanent Establishment, fixed place of business, branch, office, place of management, sales outlet, warehouse, project office, liaison office, dependent agent, service PE, construction PE, installation PE, fixed base or any other taxable presence in India under the applicable Double Taxation Avoidance Agreement entered into by India.

3.	DECLARATION OF NO BUSINESS CONNECTION / TAXABLE PRESENCE IN INDIA
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The undersigned further declares and confirms that it does not have, and at all relevant times has not had, any business connection, significant economic presence, agency arrangement, dependent agent, office, branch, place of business, fixed base or any other taxable nexus or taxable presence in India under the Income-tax Act, 2025 as applicable.

4.	SHARES NOT CONNECTED WITH ANY INDIAN PRESENCE

The undersigned confirms that the shares of Yatra Online, Inc. being tendered / transferred pursuant to the Offer are not held through, attributable to, connected with, or effectively connected with any Permanent Establishment, fixed base, business connection or other taxable presence of the undersigned in India.

The undersigned further confirms that the gains / income, if any, arising from the tender / transfer of such shares are not attributable to any Permanent Establishment, fixed base, business connection or other taxable presence in India.

5.	TREATY BENEFIT CONFIRMATION

Where the undersigned claims benefit under an applicable Double Taxation Avoidance Agreement with India, the undersigned confirms that:

a.	it is a tax resident of the jurisdiction mentioned above;
b.	it is eligible to claim benefits under the applicable tax treaty;
c.	it is the beneficial owner of the shares / income, where applicable;
d.	it has furnished or shall furnish a valid Tax Residency Certificate and Form 41, as may be applicable; and
e.	the treaty benefit is not being claimed through any arrangement whose principal purpose is to obtain unintended tax benefit.

6.	UNDERTAKING

The undersigned undertakes to promptly notify the Acquirer, Depositary, and / or their authorized representatives in case there is any change in the facts stated above or if any of the declarations made herein become incorrect, incomplete or misleading at any time.

The undersigned further undertakes to provide such additional information, clarification or supporting documents as may be reasonably required for determining the applicable Indian tax withholding, reporting or compliance obligations.

7.	INDEMNITY

The undersigned agrees to indemnify and hold harmless the Acquirer, Depositary, and their respective affiliates, directors, officers, employees, agents and authorized representatives from and against any tax, interest, penalty, cost, expense, demand or liability arising on account of any incorrect, incomplete or misleading declaration made herein.

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8.	EXECUTION

I / We declare that the information furnished above is true, complete and correct.

Particulars	Details

Name of Tendering Shareholder / Beneficial Owner

Name of Authorized Signatory

Designation / Capacity

Signature

Date

Place

Company Seal, if applicable

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APPENDIX 1

162. Meaning of associated enterprise.—(1) For the purposes of this Chapter, the expression “associated enterprise”, in relation to another enterprise, means an enterprise—

(a)	which participates, directly or indirectly, or through one or more intermediaries, in the management or control or capital of the other enterprise in the following manner,—

(i) one or more persons who participate, directly or indirectly, or through one or more intermediaries, in management or control or capital of one enterprise, also participate, directly or indirectly, or through one or more intermediaries, in the management or control or capital of the other enterprise; or

(ii) one enterprise holds, at any time during the tax year, directly or indirectly, shares carrying not less than 26% of the voting power in the other enterprise; or

(iii) any person or enterprise holds, at any time during the tax year, directly or indirectly, shares carrying not less than 26% of the voting power in each of such enterprises; or

(b) which has advanced a loan to the other enterprise and such loan constitutes not less than 51% of the book value of the total assets of the other enterprise; or

(c) which guarantees not less than 10% of the total borrowings of the other enterprise; or

(d) whose more than half of the board of directors or members of the governing board, or one or more executive directors or executive members of the governing board, are appointed by the other enterprise; or

(e) whose more than half of the directors or members of the governing board, or one or more of the executive directors or members of the governing board, are appointed by the same person or persons, who has or have done so for the other enterprise; or

(f) in case of which, manufacturing or processing of goods or articles or business carried out by such enterprise is wholly dependent on the use of know-how, patents, copyrights, trademarks, licences, franchises or any other business or commercial rights of similar nature, or any data, documentation, drawing or specification relating to any patent, invention, model, design, secret formula or process, of which the other enterprise is the owner or in respect of which the other enterprise has exclusive rights; or

(g) in case of which, 90% or more of the raw materials and consumables required for the manufacture or processing of goods or articles carried out by such enterprise, are supplied by the other enterprise, or by persons specified by the other enterprise, and the prices and other conditions relating to the supply are influenced by such other enterprise; or

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(h) in case of which, the goods or articles manufactured or processed by such enterprise, are sold to the other enterprise or to persons specified by the other enterprise, and the prices and other conditions relating thereto are influenced by such other enterprise; or

(i) which is controlled by an individual, and the other enterprise is also controlled by such individual or his relative or jointly by such individual and relative of such individual; or

(j) which is controlled by a Hindu undivided family, and the other enterprise is controlled by a member of such Hindu undivided family or by a relative of a member of such Hindu undivided family or jointly by such member and his relative; or

(k) which is a firm, association of persons or body of individuals, and the other enterprise holds not less than 10% interest in such firm, association of persons or body of individuals; or

(l) which has any relationship of mutual interest with the other enterprise, as may be prescribed.

(2) In relation to a specified domestic transaction entered into by an assessee, associated enterprise shall also include—

(a) other units or undertakings or businesses of such assessee in respect of a transaction referred to in Section 122 or 140(9);

(b) any other person referred to in Section 140(13) or 205(4) in respect of a transaction referred to therein; and

(c) other units, undertakings, enterprises or business of such assessee, or other person referred to in Section 140(13) in respect of transactions referred to in Chapter VIII, to which the provisions of Section 140(9) or (13) of this Act or Section 80-IA(8) or (10) of the Income-tax Act, 1961 (43 of 1961) are applicable.

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The Depositary for the Tender Offer is:

Equiniti Trust Company, LLC

By Express Mail, Courier, or other
Expedited Service:

Equiniti Trust Company, LLC

1110 Centre Pointe Curve

Suite # 101

Mendota Heights, MN 55120

Attn: Onbase – Reorganization Department

For assistance call (877) 248-6417 or (718) 921-8317

By Mail:

Equiniti Trust Company, LLC

Operations Center

Attn: Onbase – Reorganization Department

1110 Centre Pointe Curve

Suite # 101

Mendota Heights, MN 55120

For assistance call (877) 248-6417 or (718) 921-8317

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal may be directed to the Information Agent at its address and telephone number set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the tender offer.

The Information Agent for the Tender Offer is:

7 Penn Plaza, Suite 503

New York, New York 10001

(212) 929-5500

or

Call Toll-Free (800) 322-2885

Email: tenderoffer@mackenziepartners.com

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